UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2019

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INTELLIGENT BUYING, INC.

(Exact name of registrant as specified in its charter)

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California	001-34861	20-0956471
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

400 Seventh Avenue

Brooklyn NY 11215

(Address of Principal Executive Office) (Zip Code)

718-788-4014

(Registrant’s telephone number, including area code)

John B. Lowy, Esq.

645 Fifth Avenue, Suite 400, New York, NY 10022

(212) 371-7799

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On August 2, 2019, Prager Metis CPAs, LLC (“Prager”), the Registrant’s independent registered public accounting firm, gave notice of its resignation due to partner rotation issues as such, effective on that date.  As a result, the Company’s Board of Directors engaged Boyle CPA LLC to serve as the Company’s independent registered public accounting firm effective August 2, 2019.

During the period that began when it was retained and continued through the date of its resignation, there was no disagreement between the Registrant and Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Prager, would have caused it to make reference to the subject matter of such disagreement in connection with its audit report on such financial statements.

Prager has not indicated to the Registrant that its report on the audit, if completed, would contain an adverse opinion or disclaimer of opinion or would be qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report thereon would contain an uncertainty about the Registrant’s ability to continue as a going concern.

Boyle CPA LLC did not audit the Registrant’s financial statements for any period prior to its retention.

For the period beginning with Prager’s retention to the date of this report, there were no events that were required to be reported pursuant to Items 304(a)(1)(iv) or (v) of Regulation S-K.

Prior to Boyle CPA LLC retention, the Registrant did not consult with Boyle CPA LLC regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Registrant has provided Prager with a copy of the disclosures in this report and has requested that Prager provide it with a letter addressed to the United States Securities and Exchange Commission stating whether or not Prager agrees with the statements made in this Item 4.01. Prager has furnished that letter and a copy thereof is filed as Exhibit 16.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Prager Metis LLC addressed to the U.S. Securities and Exchange Commission, dated August 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTELLIGENT BUYING, INC.
Dated: August 6, 2019
/s/ Philip Romanzi
Philip Romanzi, CEO